R.W. Baird Small Cap Conference August 4, 2004 RailAmerica, Inc. Indiana Southern RR

Forward Looking Statements and Forecasts This presentation contains forward-looking statements, forecasts, and information regarding future events and the future performance of RailAmerica that involve risks and uncertainties that could cause actual results and actions to differ materially, including, but not limited to, fuel costs, foreign currency risks, weather, failure to complete proposed acquisitions, failure to service debt, failure to complete asset sales, economic conditions, customer demand, increased competition in the relevant market and others. The Company refers you to the documents that it files from time to time with the Securities and Exchange Commission, such as the Company's Forms 10-K, 10-Q, and 8-K reports, which contain additional important factors that could cause actual results to differ from its current expectations and from the forward-looking statements made in this presentation. The forecasts included in this presentation represent RailAmerica's estimate of its anticipated results of operations. The forecasts prepared by RailAmerica's management are based upon estimates and assumptions that, while considered reasonable by the Company, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of the Company, and are based upon assumptions with respect to future business decisions that are subject to change. These forecasts are not necessarily indicative of the Company's future results of operations. The Company cautions against placing undue reliance on forward-looking statements or forecasts, which reflect the Company's current beliefs and are based on information currently available to it as of the date a forward-looking statement or forecast is made. The Company does not intend to update or otherwise revise these statements or forecasts to reflect circumstances existing after the date hereof or to reflect the occurrence of future events, even in the event the assumptions or estimates underlying them are shown to be in error. In the event that the Company does update any forward-looking statements or forecasts, no inference should be made that the Company will make additional updates with respect to that statement, related matters, or any other forward-looking statements or forecasts.

Corporate Review Corporate Review Donald Redfearn President Ottawa Valley Railway

Company Profile Leading short line and regional rail service provider Presently owns 48 railroads operating approximately 12,300 miles in the United States, Canada and Australia Over last 11 years has made 28 acquisitions, including 61 railroads, totaling over $700 million in investments Operations in 26 states, 6 Canadian provinces and Australia 2,500 employees worldwide Successful record of acquiring and integrating railroads Steadily improving capital structure

Operating Properties 47 Railroads 26 States 6 Canadian Provinces 9,032 miles $358.0 M FY 03 Revenue 1,139,538 Carloads in 2003 1,800 Employees 487 Locomotives 7,819 Railcars Victoria, New South Wales 3,150 miles US $96.4 M FY 03 Revenue 157,450 Carloads in 2003 750 Employees 107 Locomotives 2,600 Railcars Moved to Discontinued Operations in Q3 2003 North America Freight Australia

Growth Strategy Organic Growth Targeting 5% organic revenue growth through service initiatives 7% organic growth year-to-date Seeking strategic, accretive acquisitions with strong free cash flow that complement our existing railroads Class I branch line sales Short line holding companies Independent short line operators Industrial railroads Properties should have diversified, growing customer base and sound infrastructure Completed Central Michigan Railway acquisition in January 2004 Completed Chicago, Fort Wayne & Eastern Railway Railroad acquisition in August 2004

Operations Review Operations Review Chicago, Fort Wayne & Eastern RR

RailAmerica North American Rail Group 2 Corridors 8 Regions 9,032 miles Geographic Diversity Hawaii Western Corridor Eastern Corridor

Chicago, Fort Wayne & Eastern Railroad Acquired from CSX in August 2004 20 year lease with renewal options 276 miles - Crestline, OH to Tolleston, IN Provides access to Chicago Connects with our Indiana & Ohio Railway Interchanges with CSX, Norfolk Southern and Indiana Harbor Belt Railroad Major customers include Procter & Gamble and Steel Dynamics Commodities shipped include: chemicals, metals, minerals and agricultural products Expect 42,000 to 45,000 carloads annually Expect $12 - $15 million annual revenue

North America Competitive Strength GWR KCS RRA CP CN NS CSX BN UP 3416 6200 9032 14000 20200 21500 23000 32500 33000 Track Miles Operated CSX NS UP BNSF CP All Other CN KCS East 0.134 0.06 0.28 0.13 0.12 0.08 0.18 0.019 1.06M Carloads Interchanged In 2003

North American Diversification U.S. Southwest U.S. Northwest U.S. Central U.S. Midwest U.S. Southeast U.S. Northeast Canada - Eastern Canada - Western East 0.094 0.106 0.169 0.172 0.139 0.106 0.13 0.07 2003 Geographic Mix (Revenue) 2003 Commodity Mix (Carloads*) * excludes bridge traffic North America has Significant Geographic Revenue and Commodity Diversification as a Result of Acquisitions

Freight Australia Freight Australia Freight Australia, Melbourne Michael Howe Executive Vice President Chief Financial Officer

Freight Australia Freight Australia 3,150-mile RR serves the agricultural region & ports of Victoria, New South Wales and provides transcontinental intermodal services.

Freight Australia Highlights 2002 and 2003 - performance significantly impacted by severe drought October 2003 - moved to discontinued operations due to anticipated sale 2004 - strong grain harvest Six months ended June 30, 2004, grain tonnage increased 135% to 2.3 million tons from 1.0 million tons in first half of 2003

Financial Review Financial Review Central Oregon & Pacific RR

Strong Historical Growth '99 '00 '01 '02 '03 '04F East 200 839 891 1107 1140 1140 Through Acquisitions and Internal Growth, RRA has Successfully Grown in Size North America is classified as Continuing Operations Freight Australia is classified as Discontinued Operations Freight Australia #'s for 1999 are from May - December Ferronor omitted for comparative purposes *2004 Revenue and Carloads are Forecast Revenue* Carloads* '99 '00 '01 '02 '03 '04F East 46 231 245 333 358 384 $63 $95 $153 $96 $101 $102 201 157 222 204 132 220

Financial Highlights Consolidated Income Statement Q2 04 Q2 03 2004 2003 Operating Revenue $ 96.2 $ 85.4 $ 192.2 $ 170.1 Operating Income $ 11.3 $ 18.5 $ 27.2 $ 35.3 Income from continuing operations $ .4 $ 6.7 $ 5.1 $ 12.3 Diluted earnings per common share from continuing operations* $ 0.01 $ 0.20 $ 0.15 $ 0.38 Net income available to common stockholders $ 1.6 $ 4.7 $ 2.9 $ 9.0 Diluted earnings per common share* $ 0.05 $ 0.14 $ 0.08 $ 0.28 Weighted avg. common shares - Basic 33,963 31,781 33,350 31,826 Weighted avg. common shares- Diluted 35,352 34,133 34,623 34,108 $ millions, except per share data and shares Three months ended Six months ended *Diluted earnings per common share includes a charge of $0.16 per diluted share for the former CEO's retirement

Financial Highlights ($ millions) Consolidated Balance Sheet Data June 30, 2004 December 31, 2003 Cash $ 8.1 $ 13.7 Total assets $1,205.4 $1,232.5 Long-term debt* $ 392.6 $ 390.2 Subordinated debt $ 134.3 $ 143.0 Stockholders' Equity $ 388.2 $ 371.8 Net Debt/Total Capitalization 57.2% 58.3% * Includes $60,851 and $59,400 of long-term debt included in discontinued operations on the 06/30/04 and12/31/2003 balance sheets.

North American Overview Key Statistics ($ millions) Q2 2004 Q2 2003 2003 2002 2001 Revenue $96.1 $85.3 $358.0 $333.0 $245.4 Operating Income $18.7 $19.0 $81.4 $74.0 $52.7 Depreciation & Amortization $ 6.8 $ 5.7 $23.6 $21.7 $15.9 CAPEX $14.7 $15.1 $54.3 $46.6 $39.0 Operating Ratio 80.6% 77.7% 77.3% 77.8% 78.5%

Q2 2004 North American Results Revenue increased 13% to $96.1 million from $85.3 million in Q2 2003 "Same railroad" revenue increased 6.9% to $91.0 million from $85.2 million in Q2 2003 Total carloads increased 8.5% to 300,847 from 277,363 in Q2 2003 "Same railroad" carloads increased 3% to 286,547 from 277,202 "Same railroad" carload results by commodity Agricultural - up 21% Chemicals - up 8% Food - up 9% Metallic/Non-metallic ores - up 8% Coal - down 4%

Freight Australia Q2 2004 Q2 2003 2003 2002 2001 Tons of Grain (Millions) 1.2 .5 1.9 3.7 5.0 Revenue $39.0 $23.4 $96.4 $94.9 $101.4 Operating Income (loss) $3.2 ($1.8) $(7.5) $4.6 $20.2 Depreciation & Amortization $4.1 $3.4 $13.6 $10.9 $6.9 CAPEX $3.1 $2.8 $15.0 $17.1 $20.2 Operating Ratio 91.9% 107.5% 107.7% 95.2% 80.0% Key Statistics (amounts in U.S. $ millions)

Outlook for 2004 2004 Guidance for Continuing Operations 2004 Guidance for Continuing Operations 2004 Guidance for Continuing Operations Revenue EPS* Free Cash Flow** $385 million $0.64 to $0.70 $16.0 million Improving economy Carload growth exceeding plan Higher fuel prices in 2004 $1.28/gallon revised guidance for 2H 2004 vs. $1.01/gallon budget Significant acquisition opportunities in North America i.e., Chicago, Fort Wayne & Eastern Higher casualty expense in 1H 2004 Diluted shares outstanding increase to 38 million from 35 million in 2H 2004 Results of Arizona & Eastern Railway moved to discontinued operations Cautioning potential Class I congestion and service issues in 2H 2004 * Excludes $0.16 per diluted share related to CEO retirement charge **Free cash flow from continuing operations is defined as operating income plus depreciation and amortization and the net book value portion of asset sales less capital expenditures, cash interest and cash taxes

Freight Australia Update March 2004 - Executed share sale agreement $285 million AUD ($200 US at 7-29-04) Anticipated closing in Q3 2004 Received ACCC (Australian Competition and Consumer Commission) approval on July 2, 2004 Subject to State of Victoria approval prior to closing State has raised a number of issues which RailAmerica and Pacific National are seeking to resolve Use of Proceeds from Sale Pay off $57.0 M term debt and $3.1 M revolver (2004 estimated annual interest expense of $2.6 M) Considering paying off all or substantially all of the bonds (annual interest expense of $18.5 M), subject to consent of senior lenders

RRA Investment Highlights Completed acquisition of Central Michigan Railroad in January 2004 $ 11 million of annual revenue Completed Sale of Chilean railroad interest on February 2, 2004 Proceeds of $18 million in cash and secured instruments Eliminated $20 Million in Chilean debt from balance sheet Completed acquisition of Chicago, Fort Wayne & Eastern Railroad in August 2004 Expect $12 - $15 million of annual revenue Charles Swinburn appointed to CEO position in August 2004 Long time board member and significant rail experience Reduced net debt-to-total capitalization as of June 30, 2004 to 57.2% from 58.3% at December 31, 2003 Sale of Freight Australia, when and if it occurs, will reduce debt and should increase free cash flow

R.W. Baird Small Cap Conference August 4, 2004 RailAmerica, Inc. San Joaquin Valley RR